Offerings - Offering: 1	Jan. 12, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 39,828,958.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,500.38
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,518,059 Shares outstanding (approximately 25.00% of the net assets of the Fund as of September 30, 2025). The fee of $5,500.38 was paid in connection with the filing of the Schedule TO-I by SEG Partners Long/Short Equity Fund on October 1, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.